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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 18, 1998, with respect to the financial statements of Sionix Corporation included in its Annual Report on Form 10-K for the year ended September 30, 1998.



Jones, Jensen & Company
Salt Lake City, Utah
February 1 , 1999